Exhibit 10.13

EXECUTION COPY

SUBSIDIARY GUARANTY

Dated as of March 31, 2005

From

THE GUARANTORS NAMED HEREIN

and

THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

as Guarantors

in favor of

THE SECURED PARTIES REFERRED TO IN

THE REVOLVING CREDIT AGREEMENT REFERRED TO HEREIN

Exhibit A - Guaranty Supplement

MSC Subsidiary Guaranty

SUBSIDIARY GUARANTY

SUBSIDIARY GUARANTY dated as March 31, 2005 made by the Persons listed on the signature pages hereof under the caption “Subsidiary Guarantors” and the Additional Guarantors (as defined in Section 8(b)) (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) in favor of the Secured Parties (as defined in the Revolving Credit Agreement referred to below).

PRELIMINARY STATEMENT. Mustang MSC-Florida Acquisition, Inc., a Florida corporation (the “Initial Borrower”) and MSC-Medical Services Company, a Florida corporation (as the surviving entity of the Merger, the “Borrower”) are party to a Revolving Credit Agreement dated as of March 31, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Lenders party thereto and Bank of America, N.A., as Administrative Agent for such Lenders and as L/C Issuer. Each Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Revolving Credit Agreement. It is a condition precedent to the making of Revolving Credit Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuer under the Revolving Credit Agreement and the entry by the Hedge Banks into Secured Swap Contracts from time to time that each Guarantor shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Revolving Credit Loans and the L/C Issuer to issue Letters of Credit under the Revolving Credit Agreement and the Hedge Banks to enter into Secured Swap Contracts from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

Section 1. Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all

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such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or the Guaranty by Holdings set forth in the Revolving Credit Agreement or any other guaranty or guaranty supplement delivered pursuant to Section 6.12 of the Revolving Credit Agreement, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and Holdings and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following to the maximum extent permitted under applicable law:

(a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

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(d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

(g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

Section 3. Waivers and Acknowledgments. (a) To the maximum extent permitted by applicable law, each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

(b) To the maximum extent permitted by applicable law, each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) To the maximum extent permitted by applicable law, each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to

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proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

(d) Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale in accordance with and subject to the terms of the Loan Documents, and each Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.

(f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until (a) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (b) all Letters of Credit shall have expired or been terminated, (c) all Secured Swap Contracts shall have expired or been terminated or collateral security provided in respect thereof in form and substance reasonably satisfactory to the counterparty to such Secured Swap Contract and (d) the Commitments shall have expired or been terminated (the first date on which all of the foregoing conditions have been met being the “Termination Date”). If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the Termination Date, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with

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the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations after the Termination Date, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments made by any Guarantor under or in respect of this Guaranty or any other Loan Document shall be made in accordance with Section 3.01 of the Revolving Credit Agreement. Each of the Guarantors has reviewed and is familiar with the provisions of the Revolving Credit Agreement. The provisions of Section 3.01 of the Revolving Credit Agreement are incorporated by reference hereto, and shall form a part hereof and shall apply mutatis mutandis as if each Guarantor hereunder were the Borrower and each Secured Party were the Administrative Agent or Lender, as the case may be.

Section 6. Representations and Warranties. Each Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrower with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:

(a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

(b) Such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.

Section 7. Covenants. Each Guarantor covenants and agrees that, so long as the Termination Date shall not have occurred, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrower has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

Section 8. Amendments, Guaranty Supplements, Etc. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders (except as provided otherwise in Section 11.01 of the Revolving Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

MSC Subsidiary Guaranty

(b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Subsidiary Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Subsidiary Guaranty”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

(c) Upon the sale of a Guarantor to the extent permitted in accordance with the terms of the Loan Documents, such Guarantor shall be automatically released from this Guaranty.

Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in accordance with, and with the same effect as provided in, Section 11.02 of the Revolving Credit Agreement, the provisions of which Section are incorporated by reference hereto; provided, that in the case of any Guarantor, all notices and communications provided for hereunder shall be addressed to it in care of the Borrower at the Borrower’s address specified in Schedule 11.02 to the Revolving Credit Agreement.

Section 10. No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 8.02 of the Revolving Credit Agreement to authorize the Administrative Agent to declare the Revolving Credit Loans due and payable pursuant to the provisions of said Section 8.02, the Administrative Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, such Lender or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender shall have made any demand under this Guaranty or any other Loan Document and although such Obligations may be unmatured. The Administrative Agent and each Lender agrees promptly to notify such Guarantor after any such set-off and application; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent, such Lender and their respective Affiliates may have.

MSC Subsidiary Guaranty

Section 12. Indemnification. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms.

(b) Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Revolving Credit Facility, the actual or proposed use of the proceeds of the Revolving Credit Loans or the Letters of Credit, the Loan Documents or the Related Documents or any of the transactions contemplated by the Loan Documents or the Related Documents except for fraud or willful misconduct.

(c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Loan Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2, Section 5 and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

Section 13. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:

(a) Prohibited Payments, Etc. Except during the continuance of a Default under Section 8.01(a), (f) or (g) of the Revolving Credit Agreement or any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), each Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of a Default under Section 8.01(a), (f) or (g) of the Revolving Credit Agreement or any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b) Prior Payment of Guaranteed Obligations. In any proceeding under any Debtor Relief Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed

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Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Debtor Relief Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Default under Section 8.01(a), (f) or (g) of the Revolving Credit Agreement (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party) or any Event of Default, each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

(d) Administrative Agent Authorization. After the occurrence and during the continuance of any Default under Section 8.01(a), (f) or (g) of the Revolving Credit Agreement (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party) or any Event of Default, the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such Subordinatd Obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

Section 14. Continuing Guaranty; Assignments under the Revolving Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Revolving Credit Agreement (including, without limitation, all or any portion of its Commitments, the Revolving Credit Loans owing to it and the Revolving Credit Note held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 11.06 of the Revolving Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

Section 15. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same

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agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

Section 16. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Loan Document in the courts of any jurisdiction.

(c) Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE REVOLVING CREDIT LOANS, LETTERS OF CREDIT OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, ADVANCING, ISSUANCE, PERFORMANCE OR ENFORCEMENT THEREOF.

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MSC Subsidiary Guaranty

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

MSC-MEDICAL SERVICES COMPANY

By	/S/ ADAM DOCTOROFF
Name: Adam Doctoroff
Title: Vice President

MSC ACQUISITION, INC.

By	/S/ ADAM DOCTOROFF
Name: Adam Doctoroff
Title: Vice President and Assistant Secretary

MSC Subsidiary Guaranty

Exhibit A

To The

Subsidiary Guaranty

FORM OF SUBSIDIARY GUARANTY SUPPLEMENT

___________ ____, ____

Bank of America, N.A., as Administrative Agent

MA5-100-11-02

100 Federal Street

Boston, MA 02110

Telecopy: (617) 790-1358

Attention: Bill Faidell, Agency Management Office

Revolving Credit Agreement dated as of March 31, 2005 among

Mustang MSC-Florida Acquisition, Inc., a Florida corporation (the “Initial Borrower”),

MSC-Medical Services Company, a Florida corporation (as the

surviving entity of the Merger, the “Borrower”), the Lenders party to the Revolving Credit Agreement, and Bank of America, N.A.,

as Administrative Agent and L/C Issuer

Ladies and Gentlemen:

Reference is made to the above-captioned Revolving Credit Agreement and to the Subsidiary Guaranty referred to therein (such Subsidiary Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Subsidiary Guaranty”). The capitalized terms defined in the Subsidiary Guaranty or in the Revolving Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty Supplement, the Subsidiary Guaranty or any other Loan Document. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would

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be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b) The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.

(c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Subsidiary Guaranty, the Guaranty by Holdings set forth in the Revolving Credit Agreement or any other guaranty or guaranty supplement delivered pursuant to Section 6.12 of the Revolving Credit Agreement, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Subsidiary Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.

Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Subsidiary Guaranty to the same extent as each other Guarantor.

Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

MSC Subsidiary Guaranty

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(b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement or the Subsidiary Guaranty or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any other jurisdiction.

(c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE REVOLVING CREDIT LOANS, LETTERS OF CREDIT OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, ADVANCING, ISSUANCE, PERFORMANCE OR ENFORCEMENT THEREOF.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By
Title:

MSC Subsidiary Guaranty

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